UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2005

LONE STAR STEAKHOUSE & SALOON, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19907	48-1109495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

224 East Douglas, Suite 700, Wichita, KS	67202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (316) 264-8899

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On October 26, 2005, Lone Star Steakhouse & Saloon, Inc. (the “Company”) issued a press release announcing that Chief Executive Officer, Jamie B. Coulter, Executive Vice President and Chief Financial Officer, John D. White and Chief Operating Officer, Mark Mednansky will be presenting at the Oppenheimer Restaurant Conference in Dallas, Texas on Wednesday, November 9, 2005. The press release is being filed as an exhibit to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
	Exhibit No.	Exhibits
	99.1	Press Release dated October 26, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR STEAKHOUSE & SALOON, INC.

Dated: October 26, 2005	By:	/s/ John D. White
	Name:	John D. White
	Title:	Executive Vice President